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               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                          FORM 8-K

              Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934



Date of Report(Date of earliest event reported) April 27, 1999
                                                --------------

                 AK STEEL HOLDING CORPORATION
--------------------------------------------------------------
   (Exact name of registrant as specified in its charter)


    DELAWARE             File No. 1-13696         31-1401455
---------------      -----------------------    -------------
(State or other      (Commission file number)   (IRS employer
jurisdiction of                                 identification
incorporation)                                  number)


  703 Curtis Street, Middletown, Ohio           45043
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(Address of principal executive offices)      (Zip code)


Registrant's telephone number, including area code: (513) 425-5000
                                                     -------------


                         Not Applicable
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 (Former name or former address, if changed since last report)


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Item 5.   Other Events.
          ------------
          Filed herewith is a copy of a Press Release, dated
April 27, 1999, issued by AK Steel Holding Corporation (the "Company")to announce the election of James M. Banker to the new position of Vice President - Sales & Marketing for the Company. Replacing Mr. Banker as general manager, sales is Douglas W. Gant. The company also announced that Douglas W. Tyger was named general manager, customer technical services and Anita A. Bugitzedes was named general manager, inside sales and shipping.


Item 7.   Exhibit.
          ---------


          (a)  Financial Statements of business acquired:

               Not applicable.

          (b)  Pro Forma financial information:

               Not applicable.

          (c)  Exhibit:

               (1)  Press Release, dated April 27, 1999




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                        Signatures



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                    AK STEEL HOLDING CORPORATION



                    /s/ Brenda S. Harmon
                        --------------------------------------
                        Secretary




Dated:  April 27, 1999


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              AK STEEL HOLDING CORPORATION


                     FORM 8-K
                   CURRENT REPORT

                   Exhibit Index
                   -------------


Exhibit No. Description                             Page
----------  -----------                             ----

    1       Press Release, dated April 27, 1999      5


                                4